UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2008

BPW ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33979 (Commission File Number)	26-1259837 (IRS Employer Identification No.)

750 Washington Boulevard Stamford, Connecticut (Address of Principal Executive Offices)	06901 (Zip Code)

Registrant’s telephone number, including area code: (203) 653-5800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 1, 2008, BPW Acquisition Corp. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that commencing on April 1, 2008, separate trading may begin of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), and warrants, each to purchase one share of Common Stock at an exercise price of $7.50 per share, included in the 35,000,000 units sold in the Company’s initial public offering.

Item 9.01. Financial Statements and Exhibits

(d)	The following exhibits are filed with this Form 8-K:

Exhibit Number	Exhibit
99.1	Press release, dated as of April 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2008	BPW ACQUISITION CORP.

	By:	/s/ Michael E. Martin
Michael E. Martin Chief Executive Officer